UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 16, 2005

DPAC TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

California	0-14843	33-0033759
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

7321 Lincoln Way, Garden Grove, California  92841

(Address of principal executive offices)  (Zip Code)

714-898-0007

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 16, 2005, the Registrant determined that, effective March 1, 2005, non-employee directors shall receive an annual grant of 30,000 shares of Non-Qualified Stock Options in lieu of annual retainer fees in order to minimize cash expenditures.  The exercise price of the options shall be established based on 100% of the fair market value of the underlying stock on the date of grant.  The Registrant also approved a one-time supplemental grant of 120,000 Non-Qualified Stock Options to each non-employee director to be awarded upon a change in control of the Registrant, or an equity stock placement of at least 10% of the Company’s shares, or December 31, 2005, whichever comes first.  A description of the terms of these future grants to non-employee directors is attached hereto as Exhibit 10.16, and incorporated herein by this reference.

On February 16, 2005, the Registrant determined to adopt a plan for a retention bonus pool, payable only in the event of a change in control of the Registrant.  The management personnel who participate shall include executive officers Creighton K. Early, Stephen J. Vukadinovich, and Michael P. Zachan, as well as Gregory S. Gower.  A description of the terms of this retention pool for management employees is attached hereto as Exhibit 10.17, and incorporated herein by this reference.

On February 16, 2005, the Registrant determined to adopt immediately a supplemental severance plan that provides enhanced severance benefits in the event of a change in control of the Registrant for all employees.  The management personnel who participate shall include executive officers Creighton K. Early, Stephen J. Vukadinovich, and Michael P. Zachan.  A description of the terms of this supplemental severance policy for all employees is attached hereto as Exhibit 10.18, and incorporated herein by this reference.

Section 8 - Other Events

Item 8.01 Other Events.

Our directors’ compensation policy was modified to provide for compensation to the Chairman of the Board in recognition of the transition from a full-time employee to an outside Director.  A description of the terms of the modification is attached hereto as Exhibit 10.19, and incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits
Exhibit No.	Description
10.16	Description of Annual Option Grants to Directors
10.17	Description of Incentive Bonus Pool
10.18	Description of Supplemental Severance Policy
10.19	Description of Change in Compensation of Chairman

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPAC Technologies Corp.
(Registrant)

Date February 22, 2005

/s/ Creighton K. Early
(Signature)

Creighton K. Early, Chief Executive Officer
(Name and Title)